UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2011 (May 20, 2011)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2011, Avis Budget Group, Inc. (the “Company”) held its Annual Meeting of Stockholders in Wilmington, Delaware. The following matters were submitted to a vote of stockholders and the voting results were as follows:

(1)
Election of Directors: The nine nominees named in the Company’s 2011 proxy statement were elected to serve a one-year term expiring in 2012 and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Ronald L. Nelson	81,716,897	1,485,586	69,924	16,173,819
Mary C. Choksi	81,676,846	1,478,163	117,398	16,173,819
Leonard S. Coleman	68,889,374	14,269,482	113,551	16,173,819
Martin L. Edelman	80,673,530	2,502,564	96,313	16,173,819
John D. Hardy, Jr.	81,370,145	1,781,433	120,829	16,173,819
Lynn Krominga	80,524,838	2,620,175	127,394	16,173,819
Eduardo G. Mestre	82,713,868	449,116	109,423	16,173,819
F. Robert Salerno	82,404,515	821,331	46,561	16,173,819
Stender E. Sweeney	81,743,799	1,411,687	116,921	16,173,819

(2)
Ratification of Appointment of Independent Registered Accounting Firm: The appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm for fiscal year 2011 was ratified as follows:

Votes For	Votes Against	Abstain
97,010,050	2,243,374	192,802

(3)
Advisory Vote on Executive Compensation: The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2011 proxy statement, by the votes set forth in the table below:

Votes For	Votes Against	Abstain	Broker Non-Votes
79,338,065	3,817,714	117,168	16,173,819

(4)
Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation: A majority of the Company’s shareholders recommended, on a non-binding advisory basis, to hold an advisory vote on executive compensation on an annual basis, by the votes set forth in the table below:

One-Year Frequency Vote	Two-Year Frequency Vote	Three-Year Frequency Vote	Abstain	Broker Non-Votes
73,924,366	153,255	9,065,764	129,022	16,173,819

Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis (i.e. every year),  until the next advisory vote on the frequency of stockholder votes on the compensation of the Company's named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

By:	AVIS BUDGET GROUP, INC. /s/ Jean M. Sera
Name: Title:	Jean M. Sera Senior Vice President and Secretary

    Date:  May 24, 2011